Exhibit 10.1

THE SECURITIES REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY JURISDICTION, AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR SUCH LAWS IS AVAILABLE.

     ______________________________________________

COPYTELE, INC.

SUBSCRIPTION AGREEMENT

      _____________________________________________

This Subscription Agreement (this “Agreement”), dated as of __________, 2012 is entered into by and between CopyTele, Inc., a Delaware corporation (the “Company”), and the subscriber listed on the signature page hereto (the “Subscriber”).

The Company is offering (the “Offering”) for sale of up to $750,000 principal amount of 8% Convertible Debenture due 2016 in the form attached hereto as Exhibit A (the “Debentures), which are convertible into 10,870 shares of common stock, par value $.01 per share (the “Common Stock”), of the Company for each $1,000 principal amount of Debentures or 8,152,174 shares shares of Common Stock in the aggregate (the “Conversion Shares” and with Debentures, collectively, the “Securities”)), for a purchase price equal to the principal amount of the Debenture.  The Subscriber understands that the Company has the right to reject any subscriptions tendered and to allocate the Debentures to be issued among subscribers.  Any subscription amount that is not accepted by the Company as of the end of the Offering period will be returned promptly to the subscriber without interest.  This Subscription Agreement is one of a series of subscription agreements pursuant to and the sale of any Debentures is not conditioned on the sale of any minimum amount.

In connection therewith, the Company and the Subscriber hereby agree as follows:

                1.         Purchase and Sale of the Shares and Warrants.  Upon the basis of the representations and warranties, and subject to the terms and conditions, set forth herein, the Company agrees to issue and sell the Debentures to the Subscriber on the Closing Date for an aggregate purchase price of set forth on the signature (the “Subscription Price”), and the Subscriber irrevocably agrees to purchase the Debentures from the Company on the Closing Date at the Subscription Price.

            2.         Closing.  The closing of the purchase and sale of the Securities shall take place at 10:00 a.m., New York City time, on September 12, 2012, at the offices of the Company at 900 Walt Whitman Road, Melville, New York 11747, or on such other date or at such other time or place as the Company and the Subscriber may agree upon in writing (such time and date of the closing being  referred to herein as the “Closing Date”).  Upon payment of the Subscription Price in full in the form of cash or certified or bank check payable to the order of the Company, the Company will deliver to the Subscriber as promptly as practicable (but in no event later than fifteen (15)days following the date of payment in full of the Subscription Price) a certificate or certificates representing the Debenture, registered in the name of the Subscriber.

            3.         Acceptance of Subscription.  The Subscriber understands and agrees that this subscription is made subject to the condition that the Securities to be issued and delivered on account of this subscription will be issued only in the name of and delivered only to the Subscriber.

            4.         Representations and Warranties of the Company.  The Company represents and warrants that:

(a)         no consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company or any of the Company’s affiliates is required for the execution of this Agreement or the performance of the Company’s obligations hereunder, including, without limitation, the sale of the Debentures to the Subscriber;

(b)         neither the sale of the Debentures nor the performance of the Company’s other obligations pursuant to this Agreement will violate, conflict with, result in a breach of, or constitute a default (or an event that, with the giving of notice or the lapse of time or both, would constitute a default) under (i) the certificate of incorporation or bylaws of the Company, (ii) any decree, judgment, order or determination of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of the Company’s properties or assets, (iii) any law, treaty, rule or regulation applicable to the Company (other than the federal securities laws, representations and warranties with respect to which are made by the Company solely in paragraphs (f) through (j) of this Section 4) or (iv) the terms of any bond, debenture, note or other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed or trust or other instrument to which the Company is a party or otherwise bound or to which any property of the Company is subject;

(c)         the Company has or, prior to the Closing, will have taken all corporate action required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(d)         the Company has duly authorized the issuance of the Debentures and the Conversion Shares and the Conversion Shares, when issued and delivered in accordance with the terms of the Company’s certificate of incorporation and the Debentures will be duly and validly issued, fully paid and non-assessable, and the issuance of the Conversion Shares will not be subject to any preemptive or similar rights;

(e)         the Conversion Shares will be free and clear of any security interest, lien, claim or other encumbrance;

(f)         the sale of the Debentures by the Company is not part of a plan or scheme to evade the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”);

(g)         neither the Company nor any person acting on behalf of the Company has offered or sold any of the Debentures by any form of general solicitation or general advertising;

(h)         the Company has offered the Debentures for sale only to “accredited investors,” as such term is defined in Rule 501(a) under the Securities Act, who by reason of their business and financial experience have such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the investment in the Debentures and the Conversion Shares;

(i)         As of their respective dates, or to the extent corrected by a subsequent restatement, all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Exchange Act of 1934 (the “Exchange Act”), for the two years preceding the date hereof (the “SEC Reports”) complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

(J)         the financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement).  Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments; and

(k)         since the date of the latest audited financial statements included within the SEC Reports, (i) the Company has not incurred any material liabilities, direct or contingent, and (ii) there has been no material adverse change in the properties, business, results of operations, condition (financial or other), affairs or prospects of the Company and its subsidiaries, taken as a whole.

The Company has not made any representations or warranties to the Subscriber, and the Subscriber has not relied upon any representations or warranties of the Company, except as expressly set forth in this Section 4.

5.                  Representations and Warranties of the Subscriber. The Subscriber represents, warrants and agrees that :

(a)         the purchase of the Debentures by the Subscriber is not part of a plan or scheme to evade the registration requirements of the Securities Act;

(b)         the Subscriber is, and on each date on which it converts the Debenture will be, an “accredited investor,” as such term is defined in Rule 501(a) under the Securities Act, and that the Subscriber satisfies at least one of the following categories of accredited investors set forth in Rule 501(a):

                        Please check at least one of the following boxes:

□         the Subscriber is a natural person whose individual net worth (or joint net worth with his or her spouse) exceeds $1,000,000 at the time of purchase (excluding the value of Subscriber’s primary residence).

□         the Subscriber is a natural person who had an individual income in excess of $200,000 or joint income with his or her spouse in excess of $300,000 in each of the two most recent years and who reasonably expects to reach the same income level in the current year.

□         the Subscriber is a corporation, business trust, trust or partnership, not formed for the specific purpose of purchasing the Debentures, with total assets in excess of $5,000,000.

□         the Subscriber is a director or executive officer of the Company.

□         the Subscriber is an entity in which all of the equity owners are accredited investors.

(c)         the Subscriber, by reason of its business and financial experience, has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the investment in the Debentures and, having had access to or having been furnished with all such information as it has considered necessary (including, without limitation, the SEC Reports), has concluded that it is able to bear those risks;

(d)         the Subscriber confirms that, in making the Subscriber’s decision to purchase the Debentures, the Subscriber and the Subscriber’s representatives have been given the opportunity to ask questions of and to receive answers from the Company concerning the Debentures, the Conversion Shares and the Company;

(e)         the Subscriber has independently evaluated the merits of its decision to purchase the Debentures, and the Subscriber confirms and understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Subscriber in connection with the purchase of the Debentures constitutes legal, tax or investment advice.  The Subscriber has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Debentures.

(f)         the Subscriber understands that (i) the Debentures and the Conversion Shares are “restricted securities” and have not been registered under the Securities Act and may not be offered or sold unless registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available, (ii) if any transfer of the Debentures or the Conversion Shares is to be made in reliance on an exemption under the Securities Act, the Company may require an opinion of counsel satisfactory to it that such transfer may be made pursuant to such exemption and (iii) so long as deemed appropriate by the Company, the Debentures and the Conversion Shares may bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form to the following effect:

“[NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED] UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT”;

(g)         in making any subsequent offering or sale of the Shares, the Subscriber will be acting only for itself and not as part of a sale or planned distribution in violation of the Securities Act;

(h)         the Debentures were not offered to the Subscriber by any form of general solicitation or general advertising;

(i)         the Subscriber understands that no federal or state or other governmental agency has passed upon or made any recommendation or endorsement with respect to the Debentures or the Conversion Shares;

(j)         the Subscriber is purchasing the Debentures, and will acquire the Conversion Shares, as principal for its own account and not with a view to, or for distributing or reselling the Debenture or the Conversion Shares, or any part thereof, in violation of the Securities Act or any applicable state securities laws.  The Subscriber acknowledges that the Securities have not been registered under the Securities Act or any applicable state securities law.

(k)        the Subscriber (i) does not presently have any agreement, plan or understanding, directly or indirectly, with any person or entity to distribute or effect any distribution of any of the Debentures or the Conversion Shares (or any securities which are derivatives thereof) o or through any person or entity (ii) is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer; and (iii) during the period of five (5) business days immediately prior to the execution of this Agreement, the Subscriber, did not, and from such date and through the expiration of the 90th day following the date hereof will not, directly or indirectly, execute or effect or cause to be executed or effected any short sale, option, or equity swap transaction in or with respect to the Shares or any other derivative security transaction the purpose or effect of which is to hedge or transfer to a third party all or any part of the risk of loss associated with the ownership of the Debentures or the Conversion Shares by the Subscriber;

           (l)          no consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Subscriber or any of the Subscriber’s affiliates is required for the execution of this Agreement or the performance of the Subscriber’s obligations hereunder, including, without limitation, the purchase of the Debentures by the Subscriber;

(m)        the Subscriber has, if an entity, its principal place of business or, if an individual, its primary residence in the jurisdiction set forth immediately below such Subscriber’s name on the signature pages hereto; and

(n)        The information set forth in this Agreement regarding the Subscriber is true, correct and complete.

The foregoing representations, warranties and undertakings are made by the Subscriber with the intent that they be relied upon in determining the Subscriber’s suitability as an investor in the Company, and the Subscriber hereby agrees that such representations and warranties shall survive the Subscriber’s purchase of the Debentures.

If more than one person is signing this Subscription Agreement, each representation, warranty and undertaking made herein shall be a joint and several representation, warranty or undertaking of each such person.  If the Subscriber is a partnership, corporation, trust or other entity, the Subscriber has enclosed with this Agreement appropriate evidence of the authority of the individual executing this Agreement to act on behalf of the Subscriber.

6.         Conditions to Closing. The obligations of each party hereunder shall be subject to:

(a)        the accuracy of the representations and warranties of the other party hereto as of the date hereof and as of the Closing Date, as if such representations and warranties had been made on and as of such date; and

(b)        the performance by the other party of its obligations hereunder.

7.         Indemnification.

(a)        The Company agrees to indemnify and hold harmless the Subscriber, each person, if any, who controls the Subscriber within the meaning of Section 15 of the Securities Act and each officer, director, employee and agent of the Subscriber and of any such controlling person against any and all losses, liabilities, claims, damages or expenses whatsoever, as incurred, arising out of or resulting from any breach or alleged breach or other violation or alleged violation of any representation, warranty, covenant or undertaking by the Company contained in this Agreement, and the Company will reimburse the Subscriber for its reasonable legal and other expenses (including the cost of any investigation and preparation, and including the reasonable fees and expenses of counsel) incurred in connection therewith.

(b)        The Subscriber agrees to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act and each officer, director, employee and agent of the Company and of any such controlling person against any and all losses, liabilities, claims, damages or expenses whatsoever, as incurred, arising out of or resulting from any breach or alleged breach or other violation or alleged violation of any representation, warranty, covenant or undertaking by the Subscriber contained in this Agreement, and the Subscriber will reimburse the Company for its reasonable legal and other expenses (including the cost of any investigation and preparation, and including the reasonable fees and expenses of counsel) incurred in connection therewith.

            8.         Survival of Representations and Warranties. The respective agreements, representations, warranties, indemnities and other statements made by or on behalf of each party hereto pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any party, and shall survive delivery of any payment for the Debentures.

            9.         Miscellaneous.

(a)        This Agreement may be executed in one or more counterparts, and such counterparts shall constitute but one and the same agreement.

(b)        This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and, with respect to the indemnification provisions hereof, each person entitled to indemnification hereunder, and no other person shall have any right or obligation hereunder. This Agreement shall not be assignable by any party hereto without the prior written consent of the other party hereto. Any assignment contrary to the terms hereof shall be null and void and of no force or effect.

(c)        This Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought.

(d)        Time shall be of the essence in this Agreement.

(e)        This Agreement shall be governed by the internal laws of the State of New York.

*   *   *   *   *

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be executed and delivered as of the date first written above.

Date: _____________, 2012	Amount of Subscription:
(Minimum of $150,000)

Subscriber’s Name (please print)

Subscriber’s Name (if more than one)

Social Security or Taxpayer	Subscriber’s Signature
Identification Number

Social Security or Taxpayer	Subscriber’s Signature (if more than one)
Identification Number

Residence Address:	Mailing Address, if different
from Residence Address:

NOTE TO SUBSCRIBER:  ONE OF THE BOXES IN SECTION 5(b) (ON PAGE __)
MUST BE CHECKED.

Accepted:

COPYTELE, INC.

Date: ______________, 2012	By:
Name: Lewis H. Titterton, Jr.
Title: Chairman of the Board and
Chief Executive Officer

EXHIBIT A

FORM OF DEBENTURE

THIS 8% CONVERTIBLE DEBENTURE AND THE COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), NOR UNDER ANY STATE SECURITIES LAW, AND MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL, EITHER FROM COUNSEL TO THE COMPANY OR COUNSEL TO THE HOLDER HEREOF WHO IS REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH 8% CONVERTIBLE DEBENTURE OR COMMON STOCK MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

COPYTELE, INC.

8% Convertible Debenture

Due September 12, 2016

[$150,000]                                                                                                        September 12, 2012

COPYTELE, INC., a Delaware corporation (the “Company” or “Maker”), for value received, hereby promises to pay to [NAME OF PURCHASER] or its registered assigns  (the “Payee” or “Holder”), at [PURCHASER ADDRESS], upon due presentation and surrender of this 8% Convertible Debenture (this “Debenture”), on or after September 12, 2016 (the “Maturity Date”), the principal amount of [One Hundred Fifty Thousand ] Dollars ($[150,000]) and accrued interest thereon as hereinafter provided.

This Debenture is one of a series of debentures issued by the Company as of September 12, 2012 (the “Issuance Date”) in the aggregate principal amount of up to $750,000.

1. PAYMENT OF PRINCIPAL AND INTEREST; METHOD OF PAYMENT

(a)        Payment of Principal and Interest.  Payment of the principal and accrued interest on this Debenture shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.  Interest (computed on the basis of a 360-day year for the number of days elapsed) on the unpaid portion of said principal amount from time to time outstanding shall be paid by the Company at the rate of eight percent (8%) per annum, in like coin and currency, or at the option of the Company in shares of the Company’s Common Stock (as hereinafter defined), payable to the Payee in quarterly installments on each January 1, April 1, July 1 and October 1 during the term of this Debenture (each, an “Interest Payment Date”), with the first Interest Payment Date hereunder scheduled to be January 1, 2013 and the last Interest Payment Date to be on the Maturity Date.  Interest shall accrue from the Issuance Date.  Both principal hereof and interest thereon are payable at the Holder’s address above or such other address as the Holder shall designate from time to time by written notice to the Company.  The Company will pay or cause to be paid all sums becoming due hereon for principal and interest by check, sent to the Holder’s above address or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, without any requirement for the presentation of this Debenture or making any notation thereon, except that the Holder hereof agrees that payment of the final amount due shall be made only upon surrender of this Debenture to the Company for cancellation.

            Prior to any sale or other disposition of this instrument, the Holder hereof agrees to endorse hereon the amount of principal paid hereon and the last date to which interest has been paid hereon and to notify the Company of the name and address of the transferee in accordance with the terms of Section 2.2 of this Debenture.

(b)        Extension of Payment Date.  If this Debenture or any installment hereof becomes due and payable on a Saturday, Sunday or other day on which banks in the State of New York are authorized to remain closed, the due date hereof shall be extended to the next succeeding full Business Day (as defined in Section 4.1 hereof).  All payments received by the Holder shall be applied first to the payment of all accrued interest payable hereunder.

(c)        Prepayment.  The Company may prepay the principal amount of this Debenture and any accrued and unpaid interest thereon may be prepaid, in whole or in part, at any time and from time to time without penalty or premium, subject to first offering the Holder the option to convert this Debenture into Common Stock in accordance with Section 2.1.  The Company must provide written notice to the Holder of its intention to prepay this Debenture and allow the Holder thirty (30) days after receipt of such notice to convert.  All payments on this Debenture shall be applied first to accrued interest hereon, if any, and the balance to the payment of outstanding principal hereof.

2. CONVERSION AND OTHER RIGHTS

(a)        Conversion into Common Stock at Option of Holder.  At any time and from time to time until the Maturity Date, this Debenture is convertible in whole or in part at the Holder’s option into shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), upon surrender of this Debenture, at the office of the Company, accompanied by a written notice of conversion in the form of Attachment I hereto, or otherwise in form reasonably satisfactory to the Company, duly executed by the registered Holder or his, her or its duly authorized attorney.  The aggregate principal amount of this Debenture shall be convertible at any time from the Issuance Date until the Maturity Date into shares of Common Stock at a price per share equal to $0.092 (“Conversion Price”), subject to the adjustments as provided for in Section 2.4.  Interest shall accrue to and include the day prior to the date of conversion and shall be paid by check or in shares of Common Stock, at the option of the Company, on the last day of the month in which conversion rights hereunder are exercised.  No fractional shares or scrip representing fractional shares will be issued upon any conversion, but a payment in cash will be made, in respect of any fraction of a share which would otherwise be issuable upon the surrender of this Debenture for conversion.  As soon as practicable following conversion and upon the Holder’s compliance with the conversion procedures described in Section 2.2 hereof, the Company shall deliver a certificate for the number of full shares of Common Stock issuable upon conversion and a check for any fractional share and, in the event this Debenture is converted in part, a new Debenture of like tenor in the principal amount equal to the remaining principal balance of this Debenture after giving effect to such partial conversion.

  (b)      Transfer of Debenture; Conversion Procedure.  This Debenture and all rights hereunder may be sold, transferred or otherwise assigned to any person in accordance with and subject to the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder.  Upon the transfer of this Debenture through the use of the assignment form attached hereto as Attachment I, and in accordance with applicable law or regulation, and the payment by the Holder of funds sufficient to pay any transfer tax, the Company shall issue and register this Debenture in the name of the new Holder.

The Company shall convert this Debenture upon surrender thereof for conversion properly endorsed and accompanied by a properly completed and executed Conversion Notice attached hereto as Attachment II and any documentation deemed necessary by the Company showing the availability of an exemption under applicable state and federal securities laws.  Subject to the terms of this Debenture, upon surrender of this Debenture, the Company shall promptly issue and deliver to and in the name of the Holder of this Debenture, a certificate or certificates for the number of full shares of Common Stock due to such Holder upon the conversion of this Debenture.  The person or persons to whom such certificate or certificates are issued by the Company shall be deemed to have become the holder of record of such shares of Common Stock as of the date of the surrender of this Debenture.  Upon conversion, the Holder will be required to execute and deliver any documentation deemed necessary by the Company showing the availability of an exemption under applicable state and federal securities laws.

   (c)     Covenants.

 (i)        Issuance and Shares of Common Stock upon Conversion.  The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of its authorized Common Stock, solely for the purpose of issuance upon conversion of this Debenture, such number of shares of Common Stock as shall equal the aggregate number of shares of Common Stock that would be issued under this Debenture if fully converted.  The Company also covenants that all of the shares of Common Stock that shall be issuable upon conversion of this Debenture shall, at the time of delivery, and, subject to Section 2.4(g) hereof, be duly and validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than those which the Company shall promptly pay or discharge).

(ii)         Restrictive Legend.  Each certificate evidencing shares of Common Stock issued to the Holder following the conversion of this Debenture shall bear the following restrictive legend or a similar legend until such time as the transfer of such security is not restricted under the federal securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

             (d)      Adjustment of Conversion Price and Number of Underlying Shares.  The number of shares of Common Stock issuable upon the conversion of this Debenture shall be subject to adjustment from time to time as follows:

(i)         Adjustment for Stock Splits and Combinations.  If the Company shall at any time after the Issuance Date (i) subdivide the outstanding Common Stock, (B) combine the outstanding Common Stock into a smaller number of shares, or (C) declare a dividend or otherwise distribute to all holders of Common Stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness, cash, or assets (including distributions and dividends payable in shares of Common Stock), or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for shares of Common Stock, then, in each case, the number of number of shares of Common Stock issuable upon the conversion of this Debenture shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if this Debenture had been converted immediately prior to such time, the Holder would have owned upon such conversion and been entitled to receive by virtue of such dividend, subdivision, combination, or distribution.

(ii)        Change in Conversion Shares upon Consolidations and Mergers in Which the Company Is Not the Surviving Company and upon Certain Sales, Leases, and Conveyances.  In case of any consolidation with or merger of the Company with or into another corporation or other entity (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation or entity of the property and assets of any nature of the Company as an entirety or substantially as an entirety (such actions being hereinafter collectively referred to as “Reorganizations”), there shall thereafter be deliverable upon conversion of this Note (in lieu of the number of shares of Common Stock theretofore deliverable) the kind and amount of shares of stock or other securities or property receivable upon such Reorganization by a holder of the number of shares of Common Stock equal to the number of shares of Common Stock issuable upon the conversion of this Debenture for which this Note might have been converted immediately prior to such Reorganization. The Company shall not effect any such Reorganization unless upon or prior to the consummation thereof the successor corporation, or if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash or other property as the Holder shall be entitled to upon a conversion of this Note in accordance with the foregoing provisions.

(iii)         Change in Shares upon Certain Reclassifications, Consolidations, and Mergers.  In case of any reclassification or change of the Common Stock (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination of the outstanding shares of Common Stock, but including any change of the shares of Common Stock into two or more classes or series of shares), or in case of any consolidation or merger of another corporation or entity into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination of the outstanding shares of Common Stock, but including any change of the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon conversion of this Note solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock equal to the number of shares of Common Stock for which this Debenture might have been converted immediately prior to such reclassification, change, consolidation, or merger.

(iv)         Other Events.  If any event occurs of the type contemplated by the provisions of this Section 2.4 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Fixed Conversion Price so as to protect the rights of the Holder under this Debenture; provided that no such adjustment will increase the Fixed Conversion Price as otherwise determined pursuant to this Section 2.

(v)         No Impairment.  The Company will not, through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company.

(vi)         Record Date.  If the Company takes a record of the holders of Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, or in any rights, options or warrants to subscribe for or to purchase Common Stock (such rights or options or warrants being herein called “Options”) or in any stock or other securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called “Convertible Securities”) or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(vii)       Actions to Maintain Conversion Price Above Par Value.  Before taking any action which would cause an adjustment in the Conversion Price such that, upon conversion of this Debenture, shares of Common Stock with par value, if any, would be deemed to be issued below the then par value of the Common Stock, the Company will take any corporate action which may, in the opinion of its counsel, be reasonable necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock at the Conversion Price as so adjusted.

(viii)       Certificate of Adjustment.  In any case of an adjustment of the number of shares of Common Stock or other securities issuable upon conversion of this Debenture, the chief financial officer or the president of the Company shall compute such adjustment in accordance with the provisions hereof and prepare and sign a certificate showing such adjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder of this Debenture at the Holder’s address as shown in the Company’s books.  The certificate shall set forth such adjustment, showing in detail the facts upon which such adjustment is based, including a statement of that the time would be received upon conversion of this Debenture.

(ix)        Notices of Record Date.  In the event of (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, (ii) any reclassification or recapitalization of Common Stock outstanding involving a change in Common Stock or (iii) any consolidation, merger, sale of all or substantially all of the Company’s assets to another Person (as defined in Section 4.1 hereof) and any transaction which is effected in such a way that holders of more than fifty percent (50%) of the shares of Common Stock then outstanding are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets of another Person with respect to or in exchange for Common Stock (being herein called a “Change of Control”) or voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Holder of this Debenture, not less than ten (10) days and not more than sixty (60) days prior to the date on which the books of the Company shall close, the record date specified therein or the effective date thereof as the case may be, a notice specifying (A) the material terms and conditions of the proposed action, (B) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (C) the date on which any such Change in Control, dissolution, liquidation or winding up is expected to become effective, and (D) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Change of Control, dissolution, liquidation or winding up.

(x)         Notices.  Any notice required by the provisions of this Section 2.4 shall be in writing and shall be deemed given upon delivery if delivered personally or by a recognized commercial courier with receipt acknowledged, or upon the expiration of seventy-two (72) hours after the same has been deposited in the United States mail, by certified or registered mail, return receipt requested, postage prepaid, and addressed to the Holder at its address appearing on the books of the Company.

(xi)        Closing of Books.  The Company will at no time close its transfer books against the transfer of any shares of Common Stock issued or issuable upon the conversion of this Debenture in any manner which interferes with the timely conversion of this Debenture into shares of Common Stock.

3. EVENTS OF DEFAULT

(a)        Default.  If one or more of the following described events (each of which being an “Event of Default” hereunder) shall occur and shall be continuing:

(i)         the Company shall default in the payment of any principal on this Note when and as the same shall become due and payable.

(ii)        the Company shall default in the payment of interest on this Note within five (5) Business Days of written notice to the Company that such amount is due and payable.

(iii)       any of the representations, covenants, or warranties made by the Company herein shall have been incorrect when made in any material respect; or

(iv)       the Company shall breach, fail to perform, or fail to observe in any material respect any material covenant, term, provision, condition, agreement or obligation of the Company under this Debenture, and such breach or failure to perform shall not be cured within thirty (30) days after written notice to the Company; or

 (v)      bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, Company shall by any action or answer approve of, consent to or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding or such proceedings shall not be dismissed within ninety (90) calendar days thereafter; or

(vi)       a judgment or order for the payment of money in excess of $250,000 shall be rendered against the Company and such judgment or order shall continue unsatisfied and unstayed for a period of thirty (30) days and the Company has not filed a formal appeal of such judgment within thirty (30) days of the rendering thereof, then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) or cured as provided herein, the Holder may consider the entire principal amount of this Debenture (and all interest through such date) immediately due and payable in cash, without presentment, demand protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any Debenture or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder’s rights and remedies provided herein or any other rights or remedies afforded by law.

4. REGISTRATION RIGHTS

(a)        Piggyback Registration Rights.

(i)         If at any time after the Issuance Date, the Company proposes to register any of its Common Stock under the Securities Act by registration on any form other than Form S-4 or S-8, whether or not for sale for its own account, it shall each such time give prompt written notice to the Holder of its intention to do so and of the Holder’s registration rights under this Article IV. Upon the written request of the Holder, made as promptly as practicable and in any event within ten (10) Business Days after the receipt of notice from the Company (which request shall specify the Registrable Securities as such term is defined in Section 5.1 hereof, intended to be disposed of by the Holder and the intended method of disposition), the Company shall use its reasonable best efforts to effect, in the Registration Statement, the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Holder to the extent required to permit the disposition of such Registrable Securities in accordance with the intended methods thereof described as aforesaid;  provided,  however, immediately upon notification to the Company from the managing underwriter of the price at which such securities are to be sold, if such price is below the price which the Holder shall have indicated to be acceptable to it, the Company shall so advise the Holder of such price, and the Holder shall then have the right to withdraw its request to have its Registrable Securities included in such Registration Statement;  provided ,  further , that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, (a) give written notice of such determination not to register, and thereby be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the registration expenses in connection therewith), and (b) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

(ii)         If the managing underwriter of any underwritten offering under this Section 3.1 shall inform the Company by letter that, in its opinion, the number or type of Registrable Securities requested to be included in such registration would adversely affect such offering, and the Company has so advised the Holder in writing, then the Company will include in such registration, to the extent of the number and type that the Company is so advised can be sold in (or during the time of) such offering,  first , all securities proposed by the Company to be sold for its own account, and second, such Registrable Securities requested to be included in such registration pursuant to this Debenture and all other securities proposed to be registered, pro rata, based on the number of securities proposed to be registered.

(b)        Obligations of the Company.  In connection with the registration of the Registrable Securities as contemplated by Section 4.1, the Company shall:

(i)         prepare a Registration Statement and file it with the Securities and Exchange Commission (the “SEC”),  and thereafter use its reasonable best efforts to cause the Registration Statement to become effective, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(ii)         prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement for a period of nine (9) months;

(iii)      furnish to the Holder such number of copies of a prospectus, including a preliminary prospectus and all amendments and supplements thereto, and such other documents, as the Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Holder;

(iv)      use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions reasonably requested by the Holder, (ii) prepare and file in those jurisdictions all required amendments (including post-effective amendments) and supplements, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times the Registration Statement is in effect, and (iv) take all other actions necessary or advisable to enable the disposition of such securities in all such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Article IV;

(v)       use its best efforts to prepare a supplement or amendment to the Registration Statement to correct any untrue statement or omission, and deliver a number of copies of such supplement or amendment to the Holder as he, she or it may reasonably request;

(vi)      promptly notify the Holder (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement, and make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time;

(vii)     provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement; and

(viii)    cooperate with the Holder to enable such certificates to be in such denominations or amounts, as the case may be, and registered in such names as the managing underwriter or underwriters, if any, or the Holder may reasonably request in order for the Holder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold pursuant to the Registration Statement.

(c)        Obligations of the Holder.

(i)       It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Debenture with respect to the Holder that the Holder shall furnish to the Company such information regarding the Holder, the Registrable Securities held by the Holder and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents and agreements in connection with such registration as the Company may reasonably request.  At least five (5) Business Days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Holder of the information the Company requires from he, she or it (the “Requested Information”) if he, she or it elects to have any of its Registrable Securities included in the Registration Statement.  If within three (3) Business Days of the filing date the Company has not received the Requested Information from the Holder, then the Company may file the Registration Statement without including Registrable Securities of the Holder.

(ii)      The Holder, by its, his or her acceptance of the Registrable Securities, agrees to cooperate with the Company in connection with the preparation and filing of any Registration Statement hereunder.

(iii)     In the event of an underwritten offering, the Holder agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and to take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless the Holder has decided not to participate.

(iv)     The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.2(e), the Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until its, his or her receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.2(e) and, if so directed by the Company, the Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of such destruction) all copies, other than permanent file copies then in its, his or her possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(d)       Expenses of Registration.  In connection with any and all registrations pursuant to Article IV, all expenses other than underwriting discounts and commissions incurred in connection with registration, filings or qualifications, including, without limitation, all registration, listing, filing and qualification fees, printing and accounting fees and costs, the fees and disbursements of counsel for the Company shall be borne by the Company.

(e)        Indemnification.  In the event any Registrable Securities are included in a Registration Statement under this Debenture:

                        (i)        To the extent permitted by law, the Company will indemnify and hold harmless the Holder (in such capacity) and its members, managers, directors, officers and/or agents, any underwriter (as defined in the Securities Act) for the Holder, and each person, if any, who controls any such underwriter within the meaning of Section 15 of the Securities Act (each, an “Indemnified Party”), against any losses, claims, damages, expenses, liabilities (joint or several) (collectively, “Claims”) to which any of them may become subject under of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each, a “Violation”); (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented if the Company files any amendment thereof or supplement thereto with the SEC), or the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  Subject to the restrictions set forth in Section 4.5(d) with respect to the number of legal counsel, the Company shall promptly reimburse the Holder, and each such other person entitled to indemnification under this Section 4.5, as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim, whether or not such Claim, investigation or proceeding is brought or initiated by the Company or a third party. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 4.5(a) shall not (i) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by the Holder expressly for use in connection with the preparation of the Registration Statement, any prospectus or any such amendment thereof or supplement thereto or any failure of the Holder to deliver a prospectus as required by the Securities Act; or (ii) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder and shall survive the transfer of the Registrable Securities by the Holder as provided herein.

(ii)        In connection with any Registration Statement in which the Holder is participating in such capacity, the Holder agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 4.5(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter (each, also an “Indemnified Party”), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Holder expressly for use in connection with such Registration Statement; and the Holder shall promptly reimburse an Indemnified Party, as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by the Indemnified Party in connection with investigating or defending any such Claim, whether or not such Claim, investigation or proceeding is brought or initiated by the Indemnified Party or a third party;  provided, however, that the indemnity agreement contained in this Section 4.5(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld.

(iii)       The Company shall be entitled to receive indemnification from underwriters, selling brokers, dealer managers, and similar securities industry professionals participating in the distribution to the same extent as provided above, with respect to information about such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.

(iv)       Promptly after receipt by an Indemnified Party under this Section 4.5 of notice of the commencement of any action (including any governmental action), such Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 4.5, deliver to an indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly given notice, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party; provided, however, that an Indemnified Party shall have the right to retain its, his or her own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for such party, representation of such party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such party and any other party represented by such counsel in such proceeding. The Company shall pay for only one legal counsel for the Holder and any Indemnified Party related thereto; such legal counsel shall be selected by the Holder or such other Indemnified Party subject to the Company’s approval which shall not be unreasonably withheld. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to another under this Section 4.5, except to the extent that such failure to notify results in the forfeiture by the indemnifying party of substantive rights or defenses. The indemnification required by this Section 4.5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense as such expense, loss, damage or liability is incurred and is due and payable.

(f)        Contribution.  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which, he, she or it would otherwise be liable under Section 4.5 to the fullest extent permitted by law;  provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under Section 4.5, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning used in the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

5. DEFINITIONS

Definitions.  In addition to those terms already defined herein, the following terms as used in this Debenture shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with such Person.  For purposes of this definition, “controlling” (including with its correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to any Person shall mean the possession, directly or indirectly, of the power (a) to vote or direct the vote of ten percent (10%) or more of the securities having ordinary voting power for the election of directors of such Company or (b) to direct or cause the direction of the management and policies of such corporation, whether through the ownership of securities, by contract of otherwise.

“Business Day” means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

“Person” means an individual, partnership, corporation, trust, unincorporated organization, joint venture, government or agency, political subdivision thereof, or any other entity of any kind.

“Registrable Securities” means (i) the shares of Common Stock issuable upon conversion of this Debenture, and (ii) any securities issued or issuable with respect to Common Stock by way of a stock dividend or stock split or in connection with a combination or reorganization or otherwise.

6. MISCELLANEOUS

(a)        Rights Cumulative.  The rights, powers and remedies given to the Holder under this Debenture shall be in addition to all rights, powers and remedies given to him, her or it by virtue of any document or instrument executed in connection therewith, or any statute or rule of law.

(b)        No Waivers.  Any forbearance, failure or delay by the Payee in exercising any right, power or remedy under this Debenture, any documents or instruments executed in connection therewith or otherwise available to the Holder shall not be deemed to be a waiver of such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude the further exercise thereof.

(c)        Amendments in Writing.  No modification or waiver of any provision of this Debenture, or any documents or instruments executed in connection therewith shall be effective unless it shall be in writing and signed by the Holder, and any such modification or waiver shall apply only in the specific instance for which given.

(d)        Governing Law.  This Debenture and the rights and obligations of the parties hereto, shall be governed, construed and interpreted according to the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

(e)        Successors.  The term “Payee” and “Holder” as used herein shall be deemed to include the Payee and its successors, endorsees and assigns.

(f)         Stamp or Transfer Tax.  The Company will pay any documentary stamp or transfer taxes attributable to the initial issuance of the Common Stock issuable upon the conversion of this Debenture;  provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for the Common Stock in a name other than that of the Holder in respect of which such Common Stock is issued, and in such case the Company shall not be required to issue or deliver any certificate for the Common Stock until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s satisfaction that such tax has been paid.

(g)        Mutilated, Lost, Stolen or Destroyed Debenture.  In case this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Debenture, or in lieu of and substitution for the Debenture, mutilated, lost, stolen or destroyed, a new Debenture of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and an indemnity, if requested, also reasonably satisfactory to it.

(h)        No Rights as Stockholder.  Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends (except as provided in Article II of this Debenture) or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or of any other matter, or any rights whatsoever as stockholders of the Company.

IN WITNESS WHEREOF, CopyTele, Inc. has caused this Debenture to be duly executed and delivered as of the date first above written.

                                                                 COPYTELE, INC.

                                                                                                By:

                                                                                 Name: Lewis H. Titterton, Jr.

                                                                                      Title: Chairman of the Board and

                                                                        Chief Executive Officer

ATTACHMENT I

Assignment

For value received, the undersigned hereby assigns to _____________, $___________ principal amount of 8% Convertible Debenture due September 12, 2016 evidenced hereby and hereby irrevocably appoints __________________ attorney to transfer the Debenture on the books of the within named corporation with full power of substitution in the premises.

Dated:

In the presence of:

Print Name

Signature